UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2011
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COMMUNITY BANKERS TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32590 (Commission File Number)	20-2652949 (IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 11, 2011, Community Bankers Trust Corporation (the “Company”) appointed Glenn J. Dozier and S. Waite Rawls III to its Board of Directors.  Each of these individuals will be compensated in the same manner as the other directors of the Company.  The Company will update this disclosure to include their committee assignments once approved.

The Company issued a press release reporting the appointments of Messrs. Dozier and Rawls to the Board on March 11, 2011. The press release is being filed as Exhibit 99.1 to this report.

Item 8.01	Other Events.

The Company will hold its 2011 annual meeting of stockholders on May 24, 2011. The meeting will be held at The Place in Innsbrook in Glen Allen, Virgina at 10:00 a.m. local time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued March 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: March 17, 2011	By: /s/ John M. Oakey, III
John M. Oakey, III
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued March 11, 2011